Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Third Quarter Ended September 30, 2022

KIRKLAND, WASHINGTON, October 27, 2022-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended September 30, 2022.

The financial results for the quarter ended September 30, 2022 are as follows:

●

Revenue was $495.4 million for the quarter ended September 30, 2022, a 7.5% increase from $461.0 million for the quarter ended June 30, 2022 and a 53.1% increase from $323.5 million for the quarter ended September 30, 2021.

●	GAAP gross margin was 58.7% for the quarter ended September 30, 2022, compared with 57.6% for the quarter ended September 30, 2021.

●

Non-GAAP gross margin (1) was 59.0% for the quarter ended September 30, 2022, excluding the impact of $1.2 million for stock-based compensation expense, compared with 57.8% for the quarter ended September 30, 2021, excluding the impact of $0.9 million for stock-based compensation expense and $0.2 million for deferred compensation plan income.

●	GAAP operating expenses were $139.0 million for the quarter ended September 30, 2022, compared with $109.2 million for the quarter ended September 30, 2021.

●

Non-GAAP operating expenses (1) were $98.4 million for the quarter ended September 30, 2022, excluding $41.8 million for stock-based compensation expense and $1.2 million for deferred compensation plan income, compared with $78.7 million for the quarter ended September 30, 2021, excluding $30.7 million for stock-based compensation expense and $0.1 million for deferred compensation plan income.

●	GAAP operating income was $151.9 million for the quarter ended September 30, 2022, compared with $77.1 million for the quarter ended September 30, 2021.

●

Non-GAAP operating income (1) was $193.7 million for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense and $1.2 million for deferred compensation plan income, compared with $108.4 million for the quarter ended September 30, 2021, excluding $31.6 million for stock-based compensation expense and $0.3 million for deferred compensation plan income.

●	GAAP other income, net, was $5,000 for the quarter ended September 30, 2022, compared with $0.8 million for the quarter ended September 30, 2021.

●

Non-GAAP other income, net (1) was $1.3 million for the quarter ended September 30, 2022, excluding $1.3 million for deferred compensation plan expense, compared with $1.2 million for the quarter ended September 30, 2021, excluding $0.4 million for deferred compensation plan expense.

●	GAAP income before income taxes was $151.9 million for the quarter ended September 30, 2022, compared with $77.9 million for the quarter ended September 30, 2021.

●

Non-GAAP income before income taxes (1) was $195.0 million for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense, compared with $109.6 million for the quarter ended September 30, 2021, excluding $31.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $124.3 million and $2.57 per diluted share for the quarter ended September 30, 2022. Comparatively, GAAP net income was $68.8 million and $1.44 per diluted share for the quarter ended September 30, 2021.

●

Non-GAAP net income (1) was $170.7 million and $3.53 per diluted share for the quarter ended September 30, 2022, excluding $43.0 million for stock-based compensation expense, $0.1 million for net deferred compensation plan expense and $3.2 million for related tax effects, compared with $98.6 million and $2.06 per diluted share for the quarter ended September 30, 2021, excluding $31.6 million for stock-based compensation expense, $0.1 million for net deferred compensation plan expense and $1.8 million for related tax effects.

The financial results for the nine months ended September 30, 2022 are as follows:

●	Revenue was $1,334.1 million for the nine months ended September 30, 2022, a 53.1% increase from $871.3 million for the nine months ended September 30, 2021.

●	GAAP gross margin was 58.5% for the nine months ended September 30, 2022, compared with 56.4% for the nine months ended September 30, 2021.

●

Non-GAAP gross margin (1) was 58.8% for the nine months ended September 30, 2022, excluding the impact of $3.7 million for stock-based compensation expense, compared with 56.7% for the nine months ended September 30, 2021, excluding the impact of $2.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense.

●	GAAP operating expenses were $390.9 million for the nine months ended September 30, 2022, compared with $307.7 million for the nine months ended September 30, 2021.

●

Non-GAAP operating expenses (1) were $277.6 million for the nine months ended September 30, 2022, excluding $122.0 million for stock-based compensation expense, $8.9 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $215.2 million for the nine months ended September 30, 2021, excluding $89.7 million for stock-based compensation expense and $2.8 million for deferred compensation plan expense.

●	GAAP operating income was $389.9 million for the nine months ended September 30, 2022, compared with $183.8 million for the nine months ended September 30, 2021.

●

Non-GAAP operating income (1) was $506.8 million for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $9.0 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $279.1 million for the nine months ended September 30, 2021, excluding $92.3 million for stock-based compensation expense and $2.9 million for deferred compensation plan expense.

●	GAAP other expense, net, was $5.7 million for the nine months ended September 30, 2022, compared with other income, net, of $6.4 million for the nine months ended September 30, 2021.

●

Non-GAAP other income, net (1) was $2.9 million for the nine months ended September 30, 2022, excluding $8.6 million for deferred compensation plan expense, compared with $3.8 million for the nine months ended September 30, 2021, excluding $2.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $384.2 million for the nine months ended September 30, 2022, compared with $190.3 million for the nine months ended September 30, 2021.

●

Non-GAAP income before income taxes (1) was $509.6 million for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $0.4 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $282.9 million for the nine months ended September 30, 2021, excluding $92.3 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense.

●

GAAP net income was $318.6 million and $6.60 per diluted share for the nine months ended September 30, 2022. Comparatively, GAAP net income was $169.4 million and $3.55 per diluted share for the nine months ended September 30, 2021.

●

Non-GAAP net income (1) was $445.9 million and $9.23 per diluted share for the nine months ended September 30, 2022, excluding $125.7 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income, $0.1 million for amortization of purchased intangible assets and $1.9 million for related tax effects, compared with $254.6 million and $5.33 per diluted share for the nine months ended September 30, 2021, excluding $92.3 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $7.4 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2022	2021	2022	2021
Storage and Computing	$112,880	$68,857	$331,754	$177,964
Enterprise Data	75,274	29,744	182,982	75,855
Automotive	87,073	54,416	202,638	147,982
Industrial	58,713	52,185	163,116	135,296
Communications	72,296	44,687	187,169	118,215
Consumer	89,182	73,633	266,477	215,982
Total	$495,418	$323,522	$1,334,136	$871,294

In the first quarter of 2022, the Company reorganized its end markets and broke out Computing and Storage into two new end markets: (i) Storage and Computing, and (ii) Enterprise Data. All prior-period amounts have been restated to reflect the changes in these end markets.

The following is a summary of revenue by product family (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2022	2021	2022	2021
DC to DC	$462,982	$307,368	$1,264,081	$827,605
Lighting Control	32,436	16,154	70,055	43,689
Total	$495,418	$323,522	$1,334,136	$871,294

“Even though business conditions are softening, our market share continues to expand reflecting high customer engagement and our ability to secure design wins. We can now focus on growing our long-term business,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the fourth quarter ending December 31, 2022:

●	Revenue in the range of $450.0 million to $470.0 million.

●	GAAP gross margin between 58.1% and 58.7%. Non-GAAP gross margin (1) between 58.3% and 58.9%, which excludes an estimated impact of stock-based compensation expenses of 0.2%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $131.0 million and $135.0 million. Non-GAAP R&D and SG&A expenses (1) between $94.4 million and $96.4 million, which excludes estimated stock-based compensation expenses in the range of $36.6 million to $38.6 million.

●	Total stock-based compensation expense of $37.7 million to $39.7 million.

●	Litigation expense of $1.3 million to $1.7 million.

●	Interest income of $1.1 million to $1.5 million.

●	Fully diluted shares outstanding between 48.2 million and 49.2 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 1:30 p.m. PT / 4:30 p.m. ET, October 27, 2022. You can access the webinar at: https://mpsic.zoom.us/j/91867514099. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the remainder of 2022 and the medium to long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption “Risk Factors” and elsewhere in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022 and our Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2022 and August 5, 2022. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor design expertise, and innovative proprietary semiconductor process and system integration technologies. These combined advantages enable MPS to provide customers with reliable, compact and monolithic solutions that offer highly energy-efficient and cost-effective products, as well as providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$316,210	$189,265
Short-term investments	419,837	535,817
Accounts receivable, net	153,404	104,813
Inventories	397,435	259,417
Other current assets	36,571	35,540
Total current assets	1,323,457	1,124,852
Property and equipment, net	343,123	362,962
Goodwill	6,571	6,571
Deferred tax assets, net	23,905	21,917
Other long-term assets	234,165	69,523
Total assets	$1,931,221	$1,585,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$78,673	$83,027
Accrued compensation and related benefits	103,253	62,635
Other accrued liabilities	109,062	81,282
Total current liabilities	290,988	226,944
Income tax liabilities	49,963	47,669
Other long-term liabilities	59,561	67,227
Total liabilities	400,512	341,840
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 46,941 and 46,256, respectively	938,993	803,226
Retained earnings	633,640	424,879
Accumulated other comprehensive income (loss)	(41,924)	15,880
Total stockholders’ equity	1,530,709	1,243,985
Total liabilities and stockholders’ equity	$1,931,221	$1,585,825

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$495,418	$323,522	$1,334,136	$871,294
Cost of revenue	204,516	137,211	553,393	379,709
Gross profit	290,902	186,311	780,743	491,585
Operating expenses:
Research and development	67,263	49,468	178,497	136,113
Selling, general and administrative	69,717	56,291	207,538	164,982
Litigation expense	2,051	3,421	4,815	6,645
Total operating expenses	139,031	109,180	390,850	307,740
Operating income	151,871	77,131	389,893	183,845
Other income (expense), net	5	793	(5,720)	6,411
Income before income taxes	151,876	77,924	384,173	190,256
Income tax expense	27,539	9,154	65,591	20,904
Net income	$124,337	$68,770	$318,582	$169,352

Net income per share:
Basic	$2.66	$1.50	$6.83	$3.70
Diluted	$2.57	$1.44	$6.60	$3.55
Weighted-average shares outstanding:
Basic	46,829	45,970	46,643	45,754
Diluted	48,349	47,852	48,295	47,772

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Cost of revenue	$1,186	$922	$3,691	$2,622
Research and development	9,287	6,646	26,875	19,564
Selling, general and administrative	32,524	24,004	95,157	70,096
Total stock-based compensation expense	$42,997	$31,572	$125,723	$92,282

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income	$124,337	$68,770	$318,582	$169,352

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	125	76	(350)	309
Tax effect	3,161	(1,804)	1,885	(7,382)
Non-GAAP net income	$170,653	$98,625	$445,939	$254,572

Non-GAAP net income per share:
Basic	$3.64	$2.15	$9.56	$5.56
Diluted	$3.53	$2.06	$9.23	$5.33

Shares used in the calculation of non-GAAP net income per share:
Basic	46,829	45,970	46,643	45,754
Diluted	48,349	47,852	48,295	47,772

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Gross profit	$290,902	$186,311	$780,743	$491,585
Gross margin	58.7%	57.6%	58.5%	56.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,186	922	3,691	2,622
Deferred compensation plan expense (income)	5	(190)	(46)	100
Non-GAAP gross profit	$292,093	$187,043	$784,388	$494,307
Non-GAAP gross margin	59.0%	57.8%	58.8%	56.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total operating expenses	$139,031	$109,180	$390,850	$307,740

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(41,811)	(30,650)	(122,032)	(89,660)
Amortization of purchased intangible assets	(33)	(11)	(99)	(11)
Deferred compensation plan income (expense)	1,210	134	8,911	(2,847)
Non-GAAP operating expenses	$98,397	$78,653	$277,630	$215,222

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total operating income	$151,871	$77,131	$389,893	$183,845

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	(1,205)	(324)	(8,957)	2,948
Non-GAAP operating income	$193,696	$108,390	$506,758	$279,086

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total other income (expense), net	$5	$793	$(5,720)	$6,411

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	1,330	399	8,607	(2,639)
Non-GAAP other income, net	$1,335	$1,192	$2,887	$3,772

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total income before income taxes	$151,876	$77,924	$384,173	$190,256

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	125	76	(350)	309
Non-GAAP income before income taxes	$195,031	$109,583	$509,645	$282,858

2022 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	December 31, 2022
	Low	High
Gross margin	58.1%	58.7%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.2	0.2
Non-GAAP gross margin	58.3%	58.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	December 31, 2022
	Low	High
R&D and SG&A expenses	$131,000	$135,000
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(36,600)	(38,600)
Non-GAAP R&D and SG&A expenses	$94,400	$96,400